SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) October 2, 2006
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 2, 2006, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the first half of fiscal 2006. A copy of the press release is being furnished herewith as an exhibit and incorporated herein by reference.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated October 2, 2006, issued by AMCON Distributing Company announcing financial results for the first half of fiscal 2006


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: October 2, 2006           By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Acting
                                           Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated October 2, 2006, issued by AMCON Distributing Company announcing financial results for the first half of fiscal 2006




                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS FIRST HALF FISCAL 2006 FINANCIAL RESULTS

                              NEWS RELEASE

Chicago, IL, October 2, 2006 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce its financial results for the first and second quarter of 2006, the half year period ended March 31, 2006 and the corresponding filing of its related Quarterly Report on Forms 10-Q with the Securities and Exchange Commission.

William F. Wright, AMCON's Chairman and CEO, commented: "We continue to see the benefits of our new internal holding company structure. AMCON now has the necessary human resources in place to facilitate our objective of timely reporting of results. This, in turn, has enabled our Senior Operating Executives to focus on profitably growing their businesses. Our core enterprises remain strong and well recognized as industry leaders."

For the first half of the fiscal 2006, AMCON's wholesale consumer products distribution business reported segment operating income before depreciation of approximately $3.5 million and the Retail Health Food Division reported segment operating income before depreciation of approximately $1.8 million.

Christopher Atayan, AMCON's Vice Chairman and Chief Corporate Officer, noted:
"Our entire organization continues to work around the clock to restore the financial vitality of the enterprise. Our objective in the short to medium term is to reduce the levels of debt AMCON employs in the business which will enhance our ability to grow in the long term. The two primary elements supporting this objective are to preserve and enhance the operating earnings we generate from our core business units and the disposition of assets no longer central to our mission. We believe that by taking this approach and continuing AMCON's tradition of superior customer service we are in a position to enhance shareholder value."

Kathleen Evans, AMCON's president, reported "We were able to continue to carry forward positive momentum during the first half of the year in our Wholesale business. Our strategy of enhanced customer service differentiates us from our competition and makes for long lasting and mutually beneficial customer relationships. As a result, AMCON continues to be awarded new business from leaders in the convenience store industry."

Eric Hinkefent, President of AMCON's Retail Health Food Division, said "Both our Akins's and Chamberlin's retail stores are performing at high levels. Customer satisfaction continues to be a primary mission of ours. This strategy enables us to generate repeat business with our customers and we benefit from attractive gross margins as well."

During the second quarter of fiscal 2006, AMCON began reporting its Trinity Springs subsidiary as a discontinued operation. The reported results for the second quarter of fiscal 2006 included consolidated revenues of approximately $197.4 million, operating income of approximately $1.2 million and income from continuing operations before taxes of approximately $0.1 million. After giving effect to the losses from discontinued operations, income taxes, and preferred dividends, the net loss available to common shareholders for the second fiscal quarter of 2006 was $0.6 million. For the first half of fiscal 2006, the reported revenues were $397.0 million and operating earnings were $1.7 million. The total net loss available to common shareholders for the first half of fiscal 2006 was $1.8 million.

"It is important to note that incorporated into both our three and six month periods for fiscal 2006 were segment operating losses of approximately $0.4 million and $0.8 million, respectively, from our water bottling subsidiary, Hawaiian Natural Water Company, as well as additional net losses of approximately $0.5 million and $1.3 million from our discontinued operations at Trinity Springs, Inc. and The Beverage Group, Inc. for the three and six month periods in fiscal 2006" reported Andrew Plummer, AMCON's Acting Chief Financial Officer. As previously reported, AMCON has been actively exploring the sale of Hawaiian Natural Water Company and has ceased operations at Trinity Springs and is engaged in settlement discussions.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets and purified bottled water on the Island of Oahu in Hawaii. The natural spring water is bottled at the source on the Big Island of Hawaii.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964









                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  March 31, 2006 and September 30, 2005
-------------------------------------------------------------------------------------------------------
                                                                       March 2006      September 2005
                                                                       (Unaudited)
                                                                     -------------     --------------
                      ASSETS
Current assets:
  Cash                                                               $    605,801       $    546,273
  Accounts receivable, less allowance for doubtful
    accounts of $1.0 million and $0.6 million, respectively            25,736,271         28,202,857
  Inventories                                                          24,711,252         23,977,889
  Deferred income taxes                                                 1,642,212          1,642,212
  Current assets of discontinued operations                                89,747          1,159,228
  Prepaid and other current assets                                      4,666,230          5,269,784
                                                                     ------------       ------------
     Total current assets                                              57,451,513         60,798,243

Property and equipment                                                 14,425,882         15,162,007
Deferred income taxes                                                   7,130,729          6,300,503
Noncurrent assets from discontinued operations                          2,414,795          2,475,803
Goodwill                                                                5,848,808          5,848,808
Other intangible assets                                                 3,459,669          3,464,534
Other assets                                                            1,165,879          1,258,899
                                                                     ------------       ------------
                                                                     $ 91,897,275       $ 95,308,797
                                                                     ============       ============
           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Accounts payable                                                   $ 15,713,441       $ 17,047,833
  Accrued expenses                                                      4,409,843          4,990,814
  Accrued wages, salaries and bonuses                                   1,322,565          1,601,666
  Income taxes payable                                                          -            118,798
  Current liabilities of discontinued operations                        5,096,627          4,098,412
  Current portion of revolving credit facility                          1,432,000          1,432,000
  Current portion of long-term debt                                       879,437            936,198
                                                                     ------------       ------------
     Total current liabilities                                         28,853,913         30,225,721
                                                                     ------------       ------------
Revolving credit facility, less current portion                        46,110,160         47,730,388
Long-term debt, less current portion                                    7,319,558          7,636,468
Noncurrent liabilities of discontinued operations                       5,424,032          5,648,648

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372                  -

Commitments and contingencies (Note 12)

Shareholders' equity (deficiency):
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    none outstanding                                                            -                  -
  Common stock, $.01 par value, 3,000,000
    shares authorized, 527,062 shares issued                                5,271              5,271
  Additional paid-in capital                                            6,248,476          6,218,476
  Accumulated other comprehensive income,
    net of tax of $0.1 million in 2006 and 2005                            53,814            101,294
  Accumulated deficit                                                  (8,396,321)        (6,553,469)
                                                                     ------------       ------------
     Total shareholders' deficiency                                    (2,088,760)          (228,428)
                                                                     ------------       ------------
                                                                     $ 91,897,275       $ 95,308,797
                                                                     ============       ============



                                    AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                           for the three and six month periods ended March 31, 2006 and 2005
---------------------------------------------------------------------------------------------------------
                                                  For the three months            For the six months
                                                     ended March                    ended March
                                            -----------------------------   -----------------------------
                                                2006            2005            2006            2005
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of
  $46.9 million and $45.4 million,
  and $95.1 million and $95.0 million,
  respectively)                             $ 197,372,151   $ 193,058,021   $ 397,018,642   $ 406,735,741

Cost of sales                                 182,725,769     179,443,803     368,454,419     377,862,039
                                            -------------   -------------   -------------   -------------
Gross profit                                   14,646,382      13,614,218      28,564,223      28,873,702
                                            -------------   -------------   -------------   -------------
Selling, general and administrative
  expenses                                     12,986,065      12,774,757      25,892,724      25,784,749
Depreciation and amortization                     494,867         553,928         985,597       1,146,270
                                            -------------   -------------   -------------   -------------
                                               13,480,932      13,328,685      26,878,321      26,931,019
                                            -------------   -------------   -------------   -------------
Operating income                                1,165,450         285,533       1,685,902       1,942,683
                                            -------------   -------------   -------------   -------------
Other expense (income):
  Interest expense                              1,112,440       1,015,348       2,277,969       2,051,435
  Other (income) expense, net                     (28,809)         43,538         (49,591)        (15,852)
                                            -------------   -------------   -------------   -------------
                                                1,083,631       1,058,886       2,228,378       2,035,583
                                            -------------   -------------   -------------   -------------
Income (loss) from continuing operations
 before income taxes                               81,819        (773,353)       (542,476)        (92,900)

Income tax expense (benefit)                       65,000        (281,000)       (146,000)         11,000

Minority interest                                       -               -               -         (97,100)
                                            -------------   -------------    ------------   -------------
Income (loss) from continuing operations           16,819        (492,353)       (396,476)         (6,800)

Loss from discontinued operations,
 net of income tax benefit
 of $0.3 million and $0.9 million,
 $0.8 million and $1.5 million, respectively     (516,631)     (1,412,055)     (1,290,270)     (2,361,650)
                                            -------------   -------------   -------------   -------------
Net loss                                         (499,812)     (1,904,408)     (1,686,746)     (2,368,450)

Preferred stock dividend requirements             (81,239)        (73,239)       (156,106)       (145,720)
                                            -------------   -------------   -------------   -------------
Net loss available to common shareholders   $    (581,051)  $  (1,977,647)  $  (1,842,852)  $  (2,514,170)
                                            =============   =============   =============   =============
   Basic loss per share
     available to common shareholders:
      Continuing operations                 $       (0.12)  $       (1.07)  $       (1.05)  $       (0.29)
      Discontinued operations                       (0.98)          (2.68)          (2.45)          (4.48)
                                            -------------   -------------   -------------   -------------
      Net basic loss per share
       available to common shareholders     $       (1.10)  $       (3.75)  $       (3.50)  $       (4.77)
                                            =============   =============   =============   =============
   Diluted loss per share
     available to common shareholders:
      Continuing operations                 $       (0.12)  $       (1.07)  $       (1.05)  $       (0.29)
      Discontinued operations                       (0.98)          (2.68)          (2.45)          (4.48)
                                            -------------   -------------   -------------   -------------
      Net diluted loss per share
       available to common shareholders     $       (1.10)  $       (3.75)  $       (3.50)  $       (4.77)
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           527,062         527,062         527,062         527,062
  Diluted                                         527,062         527,062         527,062         527,062






                     AMCON Distributing Company and Subsidiaries
              Condensed Consolidated Unaudited Statements of Cash Flows
                 for the six month periods ended March 31, 2006 and 2005
-------------------------------------------------------------------------------
                                                                           2006            2005
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                             $ (1,686,746)   $ (2,368,450)
  Deduct: Loss from discontinued operations, net of tax                   1,290,270       2,361,650
                                                                       ------------    ------------
  Loss from continuing operations                                          (396,476)         (6,800)

  Adjustments to reconcile loss from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                         1,074,655       1,147,762
     Amortization                                                            19,865         107,432
     (Gain) loss on sale of property and equipment                            5,171          (5,006)
     Stock based compensation                                                30,000               -
     Deferred income taxes                                                 (830,226)     (1,416,076)
     Provision for losses on doubtful accounts                              394,792         230,447
     Provision for losses on inventory obsolescence                          16,313         139,852
     Minority interest                                                            -         (97,100)

  Changes in assets and liabilities,
    net of effect of acquisitions:
     Accounts receivable                                                  2,071,794        (630,591)
     Inventories                                                           (749,676)      5,732,428
     Other current assets                                                   556,074        (490,474)
     Other assets                                                            93,020          92,095
     Accounts payable                                                    (1,334,392)     (4,238,611)
     Accrued expenses and accrued wages, salaries and bonuses              (860,072)        163,232
     Income taxes payable and receivable                                   (118,798)        205,241
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations            (27,956)        933,831
Net cash flows from operating activities - discontinued operations          (91,164)     (1,401,642)
                                                                       ------------    ------------
Net cash flows from operating activities                                   (119,120)       (467,811)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (392,349)     (2,244,584)
     Proceeds from sales of property and equipment                           48,648          77,447
     Purchase of trademark                                                  (15,000)              -
                                                                       ------------    ------------
Net cash flows from investing activities - continuing operations           (358,701)     (2,167,137)
Net cash flows from investing activities - discontinued operations           (2,671)        (67,568)
                                                                       ------------    ------------
Net cash flows from investing activities                                   (361,372)     (2,234,705)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net (payments) borrowings on revolving credit facility              (1,620,228)     11,231,412
     Net proceeds from preferred stock issuance                           1,982,372       1,857,645
     Proceeds from borrowings of long-term debt                             109,811       1,295,988
     Dividends paid on preferred stock                                     (156,106)       (145,720)
     Principal payments on long-term debt and subordinated debt            (483,482)    (11,396,176)
     Debt issue costs                                                             -        (446,641)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations           (167,633)      2,396,508
Net cash flows from financing activities - discontinued operations          707,653         465,237
                                                                       ------------    ------------
Net cash flows from financing activities                                    540,020       2,861,745
                                                                       ------------    ------------
Net change in cash                                                           59,528         159,229

Cash, beginning of period                                                   546,273         416,073
                                                                       ------------    ------------
Cash, end of period                                                    $    605,801    $    575,302
                                                                       ============    ============
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                             $  2,130,593    $  1,748,264
  Cash paid (refunded) during the period for income taxes                     1,024        (197,425)

-end-